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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the Securities Exchange
                           Act of 1934 Date of Report
               (Date of earliest event reported): April 15, 2003

                         Commission File Number 1-14959

                                BRADY CORPORATION
             (Exact name of registrant as specified in its charter)


              Wisconsin                                 39-0971239
     (State of Incorporation)               (IRS Employer Identification No.)


                            6555 West Good Hope Road
                           Milwaukee, Wisconsin 53223
              (Address of Principal Executive Offices and Zip Code)


                                 (414) 358-6600
                         (Registrant's Telephone Number)





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Item 5.  Other Events

On April 15, 2003, Brady Corporation issued a press release announcing the appointment of David R. Hawke to the position of executive vice-president, effective immediately. In this position, he is responsible for global processes, information technology, new product development, acquisitions and new business development, effective immediately. Mr. Hawke previously served as senior vice president of the Company and president of the Company's Graphics & Workplace Solutions group.

In conjunction with this appointment, the Company announced a new organizational structure, which combines operations from its Identification Solutions & Specialty Tapes group and its Graphics & Workplace Solutions group within geographic regions. Brady business will now be organized into three regions:
Americas, Europe and Asia.

A copy of the press release is attached as Exhibit 99.1.


Item 7.  Exhibits

99.1           Press Release of Brady Corporation, dated April 15, 2003.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BRADY CORPORATION



Date: April 15, 2003                     /s/ Frank M. Jaehnert
                                         ---------------------------------------
                                         Frank M. Jaehnert
                                         President & Chief Executive Officer










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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    ------------

   99.1        Press Release of Brady Corporation, dated April 15, 2003.






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